Exhibit 10.2

Humanigen, Inc.

533 Aiport Blvd., Suite 400

Burlingame, CA 94010

March 20, 2020

[Name and Address of Lender]

Re:	Amendment Number 2 to Secured Bridge Note

Dear [Name of Lender]:

Reference is made to the Secured Bridge Note (the “Note”), dated as of November 12 and as amended on December 6, 2019, by and between Humanigen, Inc. (the “Borrower”) and [ ] (the “Lender”), pursuant to which the Lender loaned to the Borrower the original principal amount of $[ ]. Capitalized terms used but not defined herein have the meanings given to them in the Note.

Pursuant to our prior discussions, the Borrower desires to amend the Note to extend the Maturity Date from March 31, 2020 to December 31, 2020 and the Lender agrees with this Amendment.

Further Lender and Borrower hereby agree as follows:

1.       Except as specifically provided in this amendment and as the context of this amendment otherwise may require to give effect to the intent and purposes of this amendment, the Note shall remain in full force and effect without any other amendments or modifications.

2.       This amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

3.       This amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

[Signature Page Follows]

Very truly yours,

HUMANIGEN, INC.

By:

Name: [Name of Board Member or Executive Officer]
Title: [Title of Board Member or Executive Officer]

ACKNOWLEDGED AND AGREED:

[Name of Lender]

By:

Name: [Name of Authorized Representative of Lender]